United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 12, 2017

Date of Report (Date of earliest event reported)

iFresh, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38013	###-##-####
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2-39 54th Avenue Long Island City, NY	11101
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (718) 628-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 15, 2017, iFresh Inc. (the “Company”) issued a press release announcing financial results for the quarter ended September 30, 2017. A copy of the press release making the announcement is attached as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2017, Dr. Henry Lee resigned from his position as a director of the Company. Dr. Lee indicated that his resignation was for personal reasons.

On the same day, the Company’s Board of Directors appointed Adam (Xin) He to the Company’s Board of Directors. Mr. He will serve on the Audit , Compensation and Nominating Committees of the Board and will serve as the Chairman of the Audit Committee. The Board also determined that Mr. He qualifies as an audit committee financial expert under applicable rules.

Mr. He has served as Chief Financial Officer of Wanda America Investment Holding Co. since May 2012, and has managed two projects for Wanda Commercial Properties Group (HKG: 3699) since February 2015. Mr. He served as Chief Financial Officer of AMC Entertainment Holdings, Inc.(NYSE: AMC) from August 2012 to February 2015, a publicly traded company principally involved in the theatrical exhibition business owning and operating 660 theatres primarily located in the United States. He served as board advisor to Professional Diversify Network (Nasdaq: IPDN) in Chicago, and an independent director for Energy Focus Inc. (Nasdaq: EFOI) in Cleveland from July 2014 to April 2015. From December 2010 to May 2012, he served as Financial Controller of Xinyuan Real Estate Co.(NYSE: XIN), a publicly traded developer of large scale, high quality residential real estate projects. Previously, Mr. He served as an auditor at Ernst & Young, LLP in New York, and held various roles at Chinatex Corporation. Mr. He obtained a Master of Science in Taxation from Central University of Finance and Economics in Beijing, and a Master of Science in Accounting from Seton Hall University in New Jersey. He is a Certified Public Accountant.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated November 15, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 16, 2017

iFRESH, INC.

By:	/s/ Long Deng
Name:	Long Deng
Title:	Chairman and Chief Executive Officer

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